                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           HARMONY BROOK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                              HARMONY BROOK, INC.
                         1030 LONE OAK ROAD, SUITE 110
                             EAGAN, MINNESOTA 55121

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 APRIL 24, 1997

                             ---------------------

    The annual meeting of shareholders of Harmony Brook, Inc. (the "Company") will be held at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota, on Thursday, April 24, 1997 at 3:30 p.m., Central Standard Time, for the following purposes:

    1.  To elect 5 directors.

    2. To act upon a proposal to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the Company for the current fiscal year.

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Accompanying the Notice of Annual Meeting is a Proxy Statement, Form of Proxy and the Company's Annual Report.

    The Board of Directors has fixed the close of business on March 6, 1997 as the record date for determining the shareholders entitled to vote at the annual meeting. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the meeting. The Company's transfer books will not be closed.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                               [/S/ NANCY A. QUAM]
                                          Nancy A. Quam, SECRETARY

Dated: March 19, 1997.

IMPORTANT: TO ASSURE THE NECESSARY REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU SO DESIRE.

                              HARMONY BROOK, INC.
                         1030 LONE OAK ROAD, SUITE 110
                             EAGAN, MINNESOTA 55121

                              -------------------

                                PROXY STATEMENT
                                 MARCH 19, 1997

                             ---------------------

    The following statement is furnished in connection with the solicitation of proxies by the Board of Directors of Harmony Brook, Inc. (the "Company") to be voted at the annual meeting of shareholders of the Company to be held on Thursday, April 24, 1997, or at any adjournment or adjournments of such meeting. Distribution of this proxy statement and proxy to the shareholders began on or about March 20, 1997.

                                  SOLICITATION

    The cost of soliciting proxies and of the notices of the meeting, including the preparation, assembly and mailing of proxies and this statement, will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph by regular employees of the Company. Furthermore, arrangements may be made with brokers, banks and similar organizations to send proxies and proxy materials to beneficial owners for voting instructions; the Company will reimburse such organizations for their expenses.

                         REVOCATION AND VOTING OF PROXY

    Any shareholder giving a proxy may revoke it prior to its use at the meeting by (1) delivering a written notice expressly revoking the proxy to the Secretary at the Company's offices, (2) signing and forwarding to the Company at its offices a later dated proxy, or (3) attending the annual meeting and casting his or her votes personally.

    Proxies will be voted in accordance with the choices specified by the shareholders by means of the ballot provided on the proxy. In the absence of such specification, the proxies will be voted "FOR" the nominees for director and the proposals set forth in the Notice of Annual Meeting.

                      OUTSTANDING SHARES AND VOTING RIGHTS

    The record date for determining the shareholders entitled to vote at the annual meeting is March 6, 1997. At the close of business on that date, there were outstanding 8,045,161 shares of common stock, no par value, which is the only outstanding class of stock of the Company. Holders of common shares are entitled to one vote for each share held on the record date with respect to all matters that may be brought before the meeting. There is no cumulative voting for directors.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of changes in ownership of securities of the Company with the Securities and Exchange Commission (SEC). Executive officers, directors and persons who beneficially own more than ten percent of the common stock of the Company are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, and written representations from the Company's executive officers and directors, all Section 16(a) filing requirements applicable to the Company's executive officers and directors have been satisfied.

           SECURITY OWNERSHIP OF MANAGEMENT AND BENEFICIAL OWNERSHIP

    The following table contains information as of March 6, 1997 concerning the beneficial ownership of the Company's common shares by all directors and nominees, by all current directors and officers as a group, and by persons known to the Company to beneficially own more than 5% of its common shares. As of March 6, 1997, there were 8,045,161 shares of common stock outstanding; the common shares are the only voting securities of the Company.

                                                                                    AMOUNT AND NATURE OF     PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                                BENEFICIAL OWNER(a)        CLASS
--------------------------------------------------------------------------------  ------------------------  ------------
Donald R. Brattain(b)(c)                                                                     2,117,978         25.82 %
  601 Lakeshore Parkway
  Suite 1140
  Minnetonka, MN 55305
Gordon Stofer(d)                                                                               316,666          3.91 %
  c/o Cherry Tree Ventures IV
  3800 West 80th Street
  Minneapolis, MN 55431
Bill G. Johnson(e)                                                                             241,600          2.99 %
  c/o Johnson Enterprises
  2402 North Main
  Muskogee, OK 74403
Burton J. McGlynn(f)                                                                           125,956          1.56 %
  c/o McGlynn Bakeries
  7350 Commerce Lane
  Minneapolis, MN 55432
David A. Henderson(c)(g)                                                                        90,400          1.11 %
  601 Lakeshore Parkway
  Suite 1140
  Minnetonka, MN55305
James C. Hawley                                                                                 19,400           *
  c/o Harmony Brook, Inc.
  1030 Lone Oak Road
  Suite 110
  Eagan, MN 55121
William R. Griffin(h)                                                                            6,500           *
  4980 Miami Road
  Cincinnati, OH 45243
                                                                                             2,923,638         35.20 %
All officers and directors as a group (8 persons)(i)
Heartland Advisors, Inc.                                                                     1,447,200         17.99 %
  790 North Milwaukee Street
  Milwaukee, WI53202

------------------------
 *  Less than 1%

(a) Unless otherwise noted, all shares shown are held by individuals possessing sole voting and investment power with respect to such shares.

(b) Includes 66,000 shares issuable upon the exercise of currently exercisable warrants and 10,400 shares issuable upon the exercise of currently exercisable options.

(c) Includes 80,000 shares issuable upon the exercise of a warrant held by Founding Partners II Limited Partnership (the "Fund"), a limited partnership engaged primarily in investing in privately placed securities. Each of Mr. Brattain and Mr. Henderson is a general partner of the partnership which acts as the general partner of the Fund. Each of Mr. Brattain and Mr. Henderson may be deemed to share voting and investment power as to the warrant and to the shares issuable upon the exercise of the warrant owned by the Fund.

(d) Consists of (i) 266,666 shares; (ii) 40,000 shares issuable upon the exercise of currently exercisable warrants; and (iii) 10,000 shares issuable upon the exercise of currently exercisable options, all of which are registered in the name of Cherry Tree Ventures IV (the "Partnership") a Minnesota limited partnership engaged primarily in investing in privately placed securities. Mr. Stofer, a director of the Company and a general partner of the Partnership, may be deemed to share voting and investment power as to all shares, warrants and options owned by the Partnership because Mr. Stofer and his affiliates have an interest in capital and profits of the Partnership. Mr. Stofer disclaims beneficial ownership of these securities.

(e) Includes 211,200 shares held in trust over which Mr. Johnson exercises shared voting and investment power, 20,000 shares issuable upon the exercise of currently exercisable warrants and 10,400 shares issuable upon the exercise of currently exercisable options.

(f) Includes 115,556 shares held in trust over which Mr. McGlynn exercises voting and investment power, and 10,400 shares issuable upon the exercise of currently exercisable options.

(g) Includes 10,400 shares issuable upon the exercise of currently exercisable options.

(h) Includes 2,500 shares issuable upon the exercise of currently exercisable options.

(i) Includes with respect to officers not named above, 1,600 shares held by Nancy A. Quam, Secretary; and 9,138 shares held by Paula M. Nelson, Vice President -- Sales.

                PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING
                           1.  ELECTION OF DIRECTORS

    At the forthcoming annual meeting, five persons are to be elected to the Company's Board of Directors, each to hold office for the ensuing year or until his successor is duly elected and qualified. The Company's By-Laws provide for a Board of Directors of not fewer than five nor more than nine directors. The Company's By-Laws provide that the nominees must be elected by the affirmative vote of the holders of a majority of the voting power of the shares represented at the meeting (whether in person or by proxy). Proxies will be voted for the election of all nominees unless you direct otherwise. Should any nominee decline or be unable to accept such nomination or to serve as director (an event which management does not now expect to occur), proxies will be voted for a substitute nominee or nominees in accordance with the best judgment of the person or persons acting under them.

    All nominees are now directors of the Company and have served continuously since the year indicated below. The principal occupation or employment of each nominee is set forth below; all occupations are with the Company unless otherwise noted.

                                               CURRENT POSITION WITH COMPANY AND                                DIRECTOR
NOMINEE                                       PRINCIPAL OCCUPATION AND EMPLOYMENT                      AGE        SINCE
----------------------------  -------------------------------------------------------------------      ---      ---------
James C. Hawley               Chief Executive Officer and Chief Financial Officer since 1995;              43     1995
                              Director of Navarre Biomedical, Ltd.
Donald R. Brattain(1)(2)      Chairman of the Board since 1990; President of Brattain &                    56     1989
                              Associates, LLC or its predecessor since 1981; Director of Everest
                              Medical, Inc., Sunrise Resources, Inc. and Featherlite Mfg., Inc.
David A. Henderson(1)(2)      Managing General Partner of Founding Partners and Founding Partners          44     1992
                              II since March 1990 and October 1992, respectively; Director of
                              Destron/Fearing, Inc. and Coda Music Technology, Inc.
Gordon F. Stofer(1)(2)        Managing General Partner of Cherry Tree Investments, Inc. since              50     1992
                              1980; Director of Insignia Systems, Inc. and Ringer Corporation.
William R. Griffin(1)(2)      President and Chief Executive Officer of Roto Rooter, Inc. from              53     1996
                              1984 to 1996; Director of Globe Business Resources, Inc.

------------------------
(1) Member of Audit Committee.

(2) Member of Compensation Committee.

    As described above, Mr. Hawley serves as the Chief Executive Officer and Chief Financial Officer of the Company. The other executive officers are Paula
M. Nelson, Vice President -- Sales and Nancy A. Quam, Secretary. Executive officers are elected to serve until the next annual meeting of the Board of Directors or until their successors are elected and qualify.

    There is no family relationship between any officers or directors of the Company.

    The Board of Directors held five (5) meetings in fiscal 1996. All directors attended at least 75% of the total number of meetings of the Board and the committees on which they served, except Burton J. McGlynn, Bill G. Johnson and David A. Henderson.

    The Board of Directors presently has two committees:

    The Audit Committee, which presently consists of Donald R. Brattain, David
A. Henderson, Gordon F. Stofer and William R. Griffin, is responsible for selecting auditors, ensuring the fiscal integrity of the Company, and establishing and reviewing internal controls. The Audit Committee held two (2) meetings during 1996.

    The Compensation Committee, which presently consists of Donald R. Brattain, David A. Henderson, Gordon F. Stofer and William R. Griffin, is responsible for developing a plan of compensation for the Company that is competitive and rewarding to the degree that it will attract, retain and inspire the performance of executive, managerial and other key personnel. The Compensation Committee held two (2) meetings during 1996.

    The Board of Directors does not have a separate nominating committee.
Section 7 of Article II of the Company's Second Amended and Restated By-Laws, adopted by the Board March 1, 1993, provides that a candidate may not be nominated for election as a director at the annual meeting of shareholders unless the nomination was previously submitted to the Board. A shareholder wishing to nominate a candidate for director must do so not less than sixty days nor more than ninety days prior to an annual meeting, provided, however, that in the event that less than seventy days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholders must be received no later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Nominations are deemed made when the Secretary of the Company receives all of the following: (1) all information about the nominee that may be required to be provided in any proxy statement pursuant to the Securities Exchange Act of 1934 and regulations promulgated thereunder; (2) the nominee's written consent to his nomination and agreement to serve, if elected; and (3) evidence that the person making the nomination is a shareholder.

    THE SHARES REPRESENTED BY THE PROXIES WILL BE VOTED "FOR" THE ELECTION OF ALL FIVE (5) OF THE NOMINEES LISTED ABOVE UNLESS YOU DIRECT OTHERWISE.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
                           SUMMARY COMPENSATION TABLE

    The following table sets forth certain information regarding compensation paid during each of the Company's last two fiscal years to James C. Hawley, the Company's Chief Executive Officer (the only completed fiscal years in which Mr. Hawley has been employed by the Company). No other employees of the Company received salary and bonus in excess of $100,000 for the year ended December 31, 1996.

                                                             LONG-TERM
                                                           COMPENSATION
                                                              AWARDS
                                                           -------------
                                               ANNUAL       SECURITIES
                                            COMPENSATION    UNDERLYING
                                            -------------  OPTIONS/SARS
NAME AND PRINCIPAL POSITION   FISCAL YEAR      SALARY         (#)(1)
---------------------------  -------------  -------------  -------------
James C. Hawley                  1996        $   100,000       300,000
Chief Executive Officer          1995        $   100,000       100,000

------------------------
(1) On December 6, 1996, the Board of Directors of the Company approved the cancellation of all incentive stock options then held by employees of the Company, and the reissuance of replacement option grants with an exercise price equal to the then market price of the Company's common stock as of December 6, 1996. The Board determined that this cancellation and reissuance of incentive stock options would provide a greater incentive to employees who currently held stock options which had exercise prices significantly lower than the market price of the underlying shares. In connection with the cancellation and reissuance, 200,000 options previously granted to Mr. Hawley (100,000 options granted in 1995 and 100,000 options granted in the first half of 1996) were canceled and reissued, together with an additional grant of 100,000 options.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

    The following table sets forth certain information for the period ended December 31, 1996 as to options held by the Chief Executive Officer:

                        NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED
                           OPTIONS/SARS AT         IN-THE-MONEY OPTIONS/SARS AT
                             FY-END (#)                     FY-END ($)
NAME                  EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
-------------------  ---------------------------  -------------------------------
James C. Hawley           0 (Exercisable)/               $0 (Exercisable)/
                       300,000 (Unexercisable)          $0 (Unexercisable)

                           COMPENSATION OF DIRECTORS

EXPENSES

    Directors are not currently paid fees for attending meetings. All directors are reimbursed for their travel expenses incurred in attending Board meetings.

STOCK OPTION GRANTS

    On April 25, 1994, each non-employee member of the Board of Directors received an automatic grant of options to purchase 2,000 shares of Common Stock at $2.69 per share pursuant to the Company's Outside Directors Nonqualified Stock Option Plan. One-fifth of the options granted to each recipient becomes exercisable on each of the first five anniversaries of the date of grant, and the options expire ten years after the date of grant.

    On April 20, 1995, each non-employee member of the Board of Directors received an automatic grant of options to purchase 2,000 shares of Common Stock at $1.97 per share pursuant to the Company's Outside Directors Nonqualified Stock Option Plan. One-fifth of the options granted to each recipient becomes exercisable on each of the first five anniversaries of the date of grant, and the options expire ten years after the date of grant.

    On April 25, 1996, each non-employee member of the Board of Directors received an automatic grant of options to purchase 2,000 shares of Common Stock at $.78 per share pursuant to the Company's Outside Directors Nonqualified Stock Option Plan. One-fifth of the options granted to each recipient becomes exercisable on each of the first five anniversaries of the date of grant, and the options expire ten years after the date of grant.

                              CERTAIN TRANSACTIONS

SALE/LEASEBACK AND LEASE TRANSACTIONS

    In 1990, the Company entered into a sale/leaseback transaction with the predecessor of Brattain & Associates, LLC of whom Donald R. Brattain, Chairman of the Board and the Company's largest shareholder, is a member. Pursuant to the sale/leaseback transaction, the Company sold water dispensing systems to the predecessor for an aggregate of $506,250. These systems were being leased back to the Company under a five-year lease with aggregate monthly lease payments of $13,425, for a total rent over the five-year period of $805,500. The Company in turn sublet the systems in the marketplace under its standard revenue sharing lease. The Company exercised its option to purchase the systems at the end of the lease term for a purchase price of $101,250, which was paid on January 16, 1996.

    In December 1991, the Company entered into a sale/leaseback transaction under a Master Sale/ Leaseback Agreement (the "Master Lease") with Sunrise Leasing Corporation, the predecessor of Sunrise Resources, Inc. ("Sunrise") for the sale of water dispensing systems for an aggregate of $250,021. These systems are being leased back to the Company under a fifty-one month lease with aggregate monthly lease payments of $7,683, for a total over the lease period of $391,808. The Company is in turn subleasing the systems in the marketplace under its standard revenue sharing lease. The Company exercised its option to purchase the systems at the end of the lease term for $1.00. Donald R. Brattain is a member of the Board of Directors and a shareholder of Sunrise.

SUNRISE SALE TRANSACTIONS

    Since February 1992, the Company has, from time to time, sold water dispensing systems to Sunrise at the same price as the Company charges its dealers for systems. Sunrise has then itself leased the systems to certain Company dealers. For all such systems sold to Sunrise, the Company receives 95% of the sale price at the time of sale and the remaining 5% of the invoiced price at the time Sunrise is paid in full under the lease. To date, sale revenues to the Company from the sales of systems to Sunrise aggregate $595,000.

SUNRISE LOAN TRANSACTION

    On February 1, 1994 the Company entered into a loan agreement with Sunrise which provided for borrowings in 1994 of up to $2,000,000; this loan agreement was amended as of January 5, 1996. Principal and interest are payable monthly, with a final payment due June 30, 1999. Pursuant to the original loan agreement, the Company paid to Sunrise a $20,000 loan origination fee and granted to Sunrise in May of 1994 a warrant to purchase 200,000 shares of common stock of the Company at an exercise price of $3.3125 per share. Pursuant to the amendment, the Company paid to Sunrise a $5,000 amendment fee, canceled the warrant to purchase 200,000 shares, and issued a new warrant to purchase 300,000 shares of common stock of the Company at an exercise price of $1.05 per share.

FUTURE TRANSACTIONS

    Management of the Company believes that the terms and conditions of each of the transactions described above were at least as favorable to the Company as the terms and conditions which could have been obtained had the Company entered into such transactions with unrelated third parties, based upon the Company's operating history and relative operating and financial risks as well as other relevant factors in existence at the time such transactions were entered into. The Company has adopted a policy of not entering into transactions with officers, directors, 5% shareholders or affiliates of the Company unless the transaction is on terms no less favorable to the Company than those that are generally available from unaffiliated third parties, and is ratified by a majority of independent outside members of the Board of Directors who do not have an interest in the transactions.

                            2.  APPROVAL OF AUDITORS

    Coopers & Lybrand L.L.P., independent certified public accountants, have been the independent accountants of the Company since 1991. They have been retained by the Board of Directors as the Company's independent accountants for the current fiscal year, and shareholder approval of such retention is requested.

    Services performed by Coopers & Lybrand L.L.P. for the year ended December 31, 1996 consisted of the audit of the consolidated financial statements of the Company and services related to filings with the Securities and Exchange Commission. All services rendered by Coopers & Lybrand L.L.P. are reviewed and approved by the Board of Directors. The Board of Directors has not specifically considered the independence of the independent accountants in relation to the services rendered, but the independent accountants have informed the Company that neither the firm nor any of its partners holds any financial interest in the securities of the Company.

    Representatives of Coopers & Lybrand L.L.P. are expected to attend this annual meeting with the opportunity to make a statement if they desire. They will be available to respond to questions.

    The Board of Directors recommends that the shareholders vote "For" the proposal to approve retention of Coopers & Lybrand L.L.P. and the enclosed proxy will be so voted unless a contrary vote is indicated. If retention of Coopers & Lybrand L.L.P. is not approved by the shareholders, the Board of Directors will make another appointment effective at the earliest practicable date.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RETENTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

                               3.  OTHER MATTERS

    Management does not know of any other business which will be presented for consideration at the meeting; however, if any other business does properly come before the meeting, proxies will be voted in accordance with the best judgment of the person or persons acting under them.

                           PROPOSALS BY SHAREHOLDERS

    Any proposal that a shareholder intends to present at the 1998 Annual Meeting must be received by the Company no later than November 21, 1997 for inclusion in the 1998 Notice of Annual Meeting, Proxy Statement, and form of proxy.

                                   FORM 10-K

    The Company will provide each person whose proxy is solicited, upon the written request of any such person, a copy of its annual report on Form 10-K as filed with the Securities and Exchange Commission, including the financial statements and financial statement schedules required to be filed with the Commission. Such written request should be directed to Nancy A. Quam, Corporate Secretary, Harmony Brook, Inc., 601 Lakeshore Parkway, Suite 1140, Minneapolis, Minnesota 55305.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                     [B]
                                          Nancy A. Quam, SECRETARY

Dated: March 19, 1997.

                              HARMONY BROOK, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 24, 1997

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HARMONY BROOK,
                                      INC.

    The undersigned hereby appoints James C. Hawley and Donald R. Brattain, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Harmony Brook, Inc. held of record by the undersigned on March 6, 1997 at the Annual Meeting of Shareholders of Harmony Brook, Inc. to be held at 3:30 p.m. on Thursday, April 24, 1997, at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota, and any adjournment thereof.

1.  ELECTION OF DIRECTORS:
    ________ VOTE FOR all nominees listed below EXCEPT those I have struck by a line through their names.

JAMES C. HAWLEY                        DAVID A. HENDERSON
DONALD R. BRATTAIN                     WILLIAM R. GRIFFIN
GORDON F. STOFER

    ________ WITHHOLD AUTHORITY to vote for ALL nominees listed above.

2. PROPOSAL TO RATIFY AND APPROVE the selection of Coopers & Lybrand L.L.P. as independent accountants for the current fiscal year.
    ________ FOR         ________ AGAINST         ________ ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. Management is not presently aware of any such matters to be presented for action.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY, BUT IF THIS PROXY IS RETURNED WITH NO DIRECTION MADE, THEY WILL BE VOTED "FOR" ALL DIRECTORS NAMED IN ITEM 1 AND FOR PROPOSAL 2.

    The undersigned hereby ratifies and confirms all that the Proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies heretofore given to vote such shares.

                                                  ------------------------------
                                                  Signature

                                                  ------------------------------
                                                  Signature if held jointly
                                                  Dated: _________________, 1997
                                                  (Please date this Proxy)

                                                  (Please sign exactly as your
                                                  name appears to the left. When
                                                  shares are held by joint
                                                  tenants, both should sign.
                                                  When signing as executor,
                                                  administrator, attorney,
                                                  trustee or guardian, please
                                                  give full title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  president or other authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by an authorized person.)

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